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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2005


                       NEW CENTURY MORTGAGE SECURITIES LLC


(as depositor under an Indenture, dated as of February 25, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-1)


                       New Century Mortgage Securities LLC
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             (Exact name of registrant as specified in its charter)
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         Delaware                   333-119243            41-2152421
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)


18400 Von Karman, Suite 1000
Irvine, California                                   92612
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(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01. Other Events.
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Description of the Notes and the Mortgage Pool

         New Century Mortgage Securities LLC (the "Registrant") plans a series of notes, entitled New Century Home Equity Loan Trust 2005-1, Asset Backed Notes, Series 2005-1 (the "Notes"), to be issued pursuant to an indenture, dated as February 25, 2005, among New Century Home Equity Loan Trust 2005-1 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes to be designated as the Series 2005-1 Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Morgan Stanley & Co. Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Notes and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:


        Exhibit No.            Description
        -----------            -----------
        99.1                   Collateral Term Sheets (as defined in Item 5)
                               that have been provided by Morgan Stanley & Co.
                               Incorporated to certain prospective purchasers of New Century Home Equity Loan Trust, Series
                               2005-1, Asset Backed Notes.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2005

                                           NEW CENTURY MORTGAGE SECURITIES LLC

                                           By:     /s/ Kevin Cloyd
                                              -----------------------------
                                           Name:   Kevin Cloyd
                                           Title:  Executive Vice President

                                Index to Exhibits



                                                            Sequentially
    Exhibit No.            Description                      Numbered Page
    -----------            -----------                      -------------
        99.1            Collateral Term Sheets (as
                        defined in Item 5) that have
                        been provided by Morgan
                        Stanley & Co. Incorporated to
                        certain prospective
                        purchasers of New Century
                        Home Equity Loan Trust,
                        Series 2005-1, Asset Backed
                        Notes.

                                  EXHIBIT 99.5

                                [FILED BY PAPER]